EXHIBIT 1

         The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Common Stock of Continucare Corporation is filed on behalf of each of us.

                                      /S/ PHILLIP FROST, M.D.
                                      ------------------------------------------
Date: November 12, 1999               Phillip Frost, M.D.


                                      FROST-NEVADA, LIMITED PARTNERSHIP

                                      /S/ DAVID H. MOSKOWITZ
                                      ------------------------------------------
Date: November 12, 1999               David H. Moskowitz
                                      President of Frost-Nevada Corporation,
                                      General Partner


                                      FROST-NEVADA CORPORATION

                                      /S/ DAVID H. MOSKOWITZ
                                      ------------------------------------------
Date: November 12, 1999               David H. Moskowitz
                                      President

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